Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	No	Note 2
Copies of bank statements		No	Note 2
Cash disbursements journals		No	Note 2
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2
Listing of aged accounts payable	MOR-4	No	Note 2
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
LaSalle Global Trust Services (1)	Segregated Deposit Account Escrow	XX3248	$654,000
LaSallc Global Trust Services (1)	Resolved Cure Escrow	XX3273	2,580,088
LaSalle Global Trust Services (1)	Unresolved Cure Escrow	XX3275	984,334
LaSalle Global Trust Services (1)	Partially Paid Cure Escrow	XX3274	734,249
LaSalle Global Trust Services (1)	Lease Cure Escrow	XX3272	2,691,455
LaSalle Global Trust Services (1)	Working Capital Escrow	XX3276	10,016,000
LaSalle Global Trust Services (1)	Carve Out Escrow	XX3277	9,362,000

(1)	Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

/s/ BRENT I. KUGMAN	Brent I. Kugman
Authorized Representative	Printed Name of Authorized Representative

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$—
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	—
Selling, General and Administrative Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Interest Expense	—	321,190
Other Income (Expense), Net	—	—

Net Profit (Loss) Before Reorganization Items	—	(321,190)

REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Estimated Claims Adjustments (1)	52,575,585	52,575,585
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	(3,070,611)	(3,070,611)
Other Reorganization Expenses	—	—
Total Reorganization Expenses	49,504,974	49,504,974
Income Taxes	—	—

Net Profit (Loss)	$(49,504,974)	$(49,826,164)

(1)	Estimated Claims Adjustments relate to removal of fair value reserve on Notes.

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$—
Accounts Receivable (Net)	—	—
Inventories	—	—
Prepaid Expenses	27,022,125	—
Professional Retainers	—	—

TOTAL CURRENT ASSETS	27,022,125	—

PROPERTY AND EQUIPMENT
Property and Equipment	—	1,459,000
OTHER ASSETS
Other Assets (see attached schedule)	192,346,296	215,160,000

TOTAL OTHER ASSETS	192,346,296	215,160,000

TOTAL ASSETS	$219,368,421	$216,619,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$—
Taxes Payable	—	—
Wages Payable	—	—
Rent / Leases - Building/Equipment	—	—
Professional Fees	—	—
Secured Debt / Adequate Protection Payments	—	—
Other Post-Petition Liabilities	—	—

TOTAL POST-PETITION LIABILITIES	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	—	—
Priority Debt	75,000,000	22,424,000
Unsecured Debt	451,425	451,000

TOTAL PRE-PETITION LIABILITIES	75,451,425	22,875,000

TOTAL LIABILITIES	75,451,425	22,875,000

OWNER EQUITY
Capital Stock	308,522	309,000
Additional Paid-In Capital	632,393,873	632,394,000
Retained Earnings - Pre-Petition	(438,959,235)	(438,959,000)
Retained Earnings - Post-Petition	(49,826,164)	—
NET OWNER EQUITY	143,916,996	193,744,000

TOTAL LIABILITIES AND OWNERS’ EQUITY	$219,368,421	$216,619,000

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Intercompany receivables from affiliates	$191,746,296	$214,560,000
Investment in subsidiaries	600,000	600,000

	192,346,296	215,160,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES

In re:	EBHI Holdings, Inc.	Case No.: 09-12099
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1)	See footnotes to this report.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-la	Yes
Schedule of Professional Fees Paid	MOR-1b	No	Note 1
Copies of bank statements		No	Note 2
Cash disbursements journals		No	Note 2
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	Yes		MOR-4a & 4b
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Post-Petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	No	Note 2
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Requested information is not applicable to reporting entity.

(2)	Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH		CUMULATIVE FILING TO DATE
	ACTUAL	PROJECTED(2)	ACTUAL	PROJECTED(2)
BEGINNING CASH	$720,223	$—	$3,677,900	$—
RECEIPTS
CASH SALES	—	—	107,137,714	—
LOANS AND ADVANCES (1)	—	—	(5,337,303)	—
CLOSING DAY FUNDS	39,664,379	—	39,664,379	—
LCS RELEASED	1,036,606	—	1,036,606	—

TOTAL RECEIPTS	40,700,985	—	142,501,397	—

DISBURSEMENTS
PAYROLL & BENEFITS	—	—	33,252,996	—
MERCHANDISE PAYMENTS	—	—	25,674,185	—
RENT & OCCUPANCY	—	—	16,026,836	—
OTHER OPERATING	55	—	20,842,257	—
CAPITAL EXPENDITURES	—	—	1,256,383	—
TAXES	1,745,057	—	1,745,057	—
CASH SWEEP FROM ASSET SALE	720,063	—	720,063	—
PROFESSIONAL FEES	—	—	1,807,159	—
FINANCING COSTS	—	—	2,961,830	—
UTILITY DEPOSITS	—	—	724,098	—
OTHER NON-ORDINARY COURSE	—	—	8,417,540	—
CHANGE IN FLOAT	(1,410)	—	(6,206,549)	—

TOTAL DISBURSEMENTS	2,463,765	—	107,221,854	—

NET CASH FLOW	38,237,220	—	35,279,543	—

ENDING CASH (3)	$38,957,443	$—	$38,957,443	$—

Notes:

(1)	Loans and Advances are net of any revolver pay downs

(2)	Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.

(3)	Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
Bank of America	ex-Photo Shoot (Check Disbursements)	XXXXXX0685	$14,598
Bank of America	APA Account (Wire/Check Disbursements)	XXXXXX6550	(54)
Bank of America	Estate Funds Account	XXXXXX7561	38,942,899
Citibank (1)	CIGNA VEBA Imprest	XXXX8273	433,144
JP Morgan Chase Bank (1)	UHG Benefits Disbursement (VEBA)	XXXXX1970	61,065
LaSalle Global Trust Services (2)	Expeditors Escrow Account	XX0679	1,027,245

(1)	VEBA related imprest cash accounts exluded from balance sheet.

(2)	Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

/s/ BRENT I. KUGMAN	Brent I. Kugman
Authorized Representative	Printed Name of Authorized Representative

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$88,019,452
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	60,701,573
Selling, General and Administrative Expenses	287,500	27,541,141

Operating Income	(287,500)	(223,262)

OTHER INCOME AND EXPENSES
Interest Expense	694,209	6,675,138
Other Income (Expense), Net (see attached schedule)	—	208,373

Net Profit (Loss) Before Reorganization Items	(981,709)	(6,690,027)

REORGANIZATION ITEMS
Professional Fees	6,983,518	9,596,190
U. S. Trustee Quarterly Fees	12,925	50,075
Estimated Claims Adjustments (1)	19,019,729	19,019,729
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	67,628,134	67,881,635
Other Reorganization Expenses	2,275,250	4,746,692
Total Reorganization Expenses	95,919,556	101,294,320
Income Taxes	—	3,250

Net Profit (Loss)	$(96,901,265)	$(107,987,598)

(1)	Estimated Claims Adjustments relate to the removal of fair value reserves on Term Loan and release of Term Loan warrant liability.

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

	Current Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY
Other Income
Equity in (earnings) of foreign joint ventures	$—	$208,264
Investment income	—	109
	$—	$208,373

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents (1)	$38,956,035	$8,720,000
Accounts Receivable (Net)	—	18,546,000
Inventories	—	108,368,000
Prepaid Expenses	18,269,591	14,676,000
Professional Retainers	480,721	1,641,000

TOTAL CURRENT ASSETS	57,706,348	151,951,000

PROPERTY AND EQUIPMENT
Property and Equipment	—	93,385,000
OTHER ASSETS
Other Assets (see attached schedule)	20,070,062	195,614,000

TOTAL OTHER ASSETS	20,070,062	195,614,000

TOTAL ASSETS	$77,776,409	$440,950,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$1,195,000
Taxes Payable	28,741	4,347,574
Wages Payable	820,231	8,066,000
Rent / Leases - Building/Equipment	—	39,058,000
Professional Fees	9,339,565	—
Secured Debt / Adequate Protection Payments	—	41,411,000
Other Post-Petition Liabilities (see attached schedule)	527,702,729	572,709,426

TOTAL POST-PETITION LIABILITIES	537,891,266	666,787,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	62,773,591	177,238,000
Priority Debt	—	—
Unsecured Debt	41,786,889	53,727,000

TOTAL PRE-PETITION LIABILITIES	104,560,480	230,965,000

TOTAL LIABILITIES	642,451,746	897,752,000

OWNER EQUITY
Capital Stock	500,000	500,000
Retained Earnings - Pre-Petition	(448,395,266)	(448,396,000)
Retained Earnings - Post-Petition	(107,987,597)	—
Adjustments to Owner Equity (see attached schedule)	(8,792,474)	(8,906,000)
NET OWNER EQUITY	(564,675,337)	(456,802,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$77,776,409	$440,950,000

(1)	Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Goodwill	$—	$43,175,000
Trademarks	—	105,110,000
Licensing agreements	—	11,667,000
Investment in subsidiaries	20,070,062	20,070,000
Investment in foreign joint venture (EB Japan)	—	7,131,000
Deferred financing fees	—	2,636,000
Capitalized software	—	5,825,000

	20,070,062	195,614,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES
Bank overdraft	$—	$3,252,000
Deferred tax liabilities (current & non-current)	—	41,375,000
Intercompany payables to affiliates	523,973,300	508,742,000
Sales, payroll and business taxes	—	425,426
Allowance for sales returns	—	6,015,000
Gift certificates & deferred revenues	—	3,183,000
Other accrued expenses	426,354	6,414,000
Non-current post-retirement liabilities	3,303,075	3,303,000

	527,702,729	572,709,426

ADJUSTMENTS TO OWNER EQUITY
OCI - Foreign currency translation adjustments and other post-retirement	$(8,792,474)	$(8,906,000)

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-4: STATUS OF POST-PETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding	$945,847	$(945,847)	$—	N/A	N/A	$—
FICA-Employee	339,854	(339,854)	—	N A	N/A	—
FICA-Employer	339,854	(339,854)	—	N/A	N/A	—
Unemployment	6,948	(6,948)	—	N/A	N/A	—
Income tax (1)	(268,333)	—	—	N/A	N/A	(268,333)

Total Federal Taxes	$1,364,171	$(1,632,504)	$—			$(268,333)

STATE AND LOCAL
Withholding	$77,387	$(77,387)	—	N/A	N/A	$—
Sales & Use	1,834,700	429,493	(1,745,057)	Various	Various	519,136
Excise	16,551	34,383	—	N/A	N/A	50,935
Unemployment	31,575	(31,575)	—	N/A	N/A	—
Real Property	93,208	—	—	N/A	N/A	93,208
Personal Property	78,941	—	—	N/A	N/A	78,941
Income tax (1)	(437,671)	—	—	N/A	N/A	(437,671)
Franchise (2)	(7,475)	—	—	N/A	N/A	(7,475)

Total State and Local Taxes	$1,687,215	$354,915	$(1,745,057)			$297,074

Notes:

(1)	Currently the Debtors have a Federal, State and Local Income Tax overpayment balance which is netted within Taxes Payable on MOR-3.

(2)	Currently the Debtors have a Franchise Tax overpayment balance which is netted within Taxes Payable on MOR-3.

Sales and use tax returns have been filed in accordance with the Company’s tax payment schedule (See attached Schedule MOR4-B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

/s/ BRENT I. KUGMAN	Brent I. Kugman
Authorized Representative	Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE
	Current	0-30	31-60	61-90	Over 90	Total
Taxes Payable	28,741	—	—	—	—	28,741
Professional Fees	9,339,565	—	—	—	—	9,339,565
Non-current post-retirement liabilities	3,303,075	—	—	—	—	3,303,075
Intercompany payables to affiliates	523,973,300	—	—	—	—	523,973,300
Other accrued expenses	426,354	—	—	—	—	426,354
Wages payable	820,231	—	—	—	—	820,231

Total Post-Petition Debts	$537,891,266	$—	$—	$—	$—	$537,891,266

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

FEDERAL	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT/Check
Total Federal			$—
STATE AND LOCAL
Total State and Local			$—
SALES & USE
Sales & Use	000G00357	Baldwin County	$2,858	08/20/09	Check
Sales & Use	000N34165	Centerra Lifestyle Center LLC	753	08/20/09	Check
Sales & Use	000N34165	Centerra Lifestyle Center LLC	1,059	08/20/09	Check
Sales & Use	000N34082	Centerra Public Improvement Collection Corp	942	08/20/09	Check
Sales & Use	000N34082	Centerra Public Improvement Collection Corp	1,324	08/20/09	Check
Sales & Use	000G00457	City & County of Broomfield	6,869	08/20/09	Check
Sales & Use	000N08724	City & County of Denver	5,325	08/20/09	Check
Sales & Use	000N08724	City & County of Denver	1,365	08/20/09	Check
Sales & Use	000N07348	City of Aurora	2,038	08/20/09	Check
Sales & Use	000N22263	City of Birmingham	2,509	08/20/09	Check
Sales & Use	000G00668	City of Boulder	2,224	08/20/09	Check
Sales & Use	000G00397	City of Chandler	1,008	08/20/09	Check
Sales & Use	000N10668	City of Colorado Springs	3,698	08/20/09	Check
Sales & Use	000N21123	City of Columbia, Missouri	328	08/20/09	Check
Sales & Use	000G00089	City of Flagstaff	1,357	08/20/09	Check
Sales & Use	000G00072	City of Fort Collins	2,425	08/20/09	Check
Sales & Use	000N11430	City of Glendale	101	08/20/09	Check
Sales & Use	000G00499	City of Lakewood	9,379	08/20/09	Check
Sales & Use	000G00407	City of Lees Summit	917	08/20/09	Check
Sales & Use	000G00434	City of Littleton	2,491	08/20/09	Check
Sales & Use	000N34869	City of Lone Tree	2,930	08/20/09	Check
Sales & Use	000N34083	City of Loveland	1,303	08/20/09	Check
Sales & Use	000N09574	City of New Orleans	501	08/20/09	Check
Sales & Use	000G00382	City of Northglenn	2,803	08/20/09	Check
Sales & Use	000G00090	City of Phoenix	485	08/20/09	Check
Sales & Use	000N03315	City of Pigeon Forge	826	08/20/09	Check
Sales & Use	000N06869	City of Scottsdale	1,763	08/20/09	Check
Sales & Use	000N29342	City of Tempe	1,567	08/20/09	Check
Sales & Use	000G00239	City of Tucson	3,809	08/20/09	Check
Sales & Use	000N35776	City of Westminster	1,289	08/20/09	Check
Sales & Use	000G00424	Country Club Plaza	775	08/20/09	Check
Sales & Use	000N08275	Delaware Division of Revenue	584	08/20/09	Check
Sales & Use	000N07174	Idaho State Tax Comm	17,426	08/20/09	Check
Sales & Use	000N35526	Idaho State Tax Commission	295	08/20/09	Check
Sales & Use	000N29853	Jefferson County	697	08/20/09	Check
Sales & Use	000N29853	Jefferson County	697	08/20/09	Check
Sales & Use	000N14731	Lafayette Parish	2,693	08/20/09	Check
Sales & Use	000N36262	Meadows TTD	271	08/20/09	Check
Sales & Use	000N05151	Missouri Dept of Revenue	12,992	08/20/09	Check
Sales & Use	000N05151	Missouri Dept of Revenue	22,515	08/20/09	Check
Sales & Use	000N07316	North Dakota - Tax Comm	23,393	08/20/09	Check
Sales & Use	000N08368	Parish of Jefferson	4,632	08/20/09	Check
Sales & Use	000G00270	RDS - Tax Trust Acct	17	08/20/09	Check
Sales & Use	000N07161	State of Nevada	13,866	08/20/09	Check
Sales & Use	000N07175	State of Wyoming	11,039	08/20/09	Check
Sales & Use	000N32159	Town of Castle Rock	5,165	08/20/09	Check
Sales & Use	000N16598	Town of Silverthorne	3,283	08/20/09	Check
Sales & Use	000N07176	Vermont Department of Taxes	1,031	08/20/09	Check
Sales & Use	000G00525	Wells Fargo Bankwest	4,196	08/20/09	Check
Sales & Use	000N05497	Maine Revenue Services	27,513	08/17/09	EFT
Sales & Use	N29723	Alabama Department of Revenue	9,646	08/20/09	EFT
Sales & Use	N29858	Arizona Department of Revenue	42,175	08/20/09	EFT
Sales & Use	P02553	Commonwealth of Mass	4,841	08/20/09	EFT
Sales & Use	N06616	Commonwealth of Virginia	65,144	08/20/09	EFT
Sales & Use	N06649	Florida Dept of Revenue	17,510	08/20/09	EFT
Sales & Use	N09020	Illinois Department of Revenue	24,087	08/20/09	EFT
Sales & Use	N03842	Indiana Department of Revenue	65,793	08/20/09	EFT

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Number	Vendor Name	Amount Paid	Payment Date	EFT/Check
Sales & Use	N06007	Minnesota Department of Revenue	7,510	08/20/09	EFT
Sales & Use	N07178	New Mexico Taxation & Revenue Dept.	24,544	08/20/09	EFT
Sales & Use	N07164	Oklahoma Tax Commission	13,607	08/20/09	EFT
Sales & Use	G00360	Pennsylvania Dept of Revenue	9,401	08/20/09	EFT
Sales & Use	N06855	South Carolina-Dept. of Revenue	41,073	08/20/09	EFT
Sales & Use	N07183	State of Arkansas	9,574	08/20/09	EFT
Sales & Use	N08736	State of Colorado	89,969	08/20/09	EFT
Sales & Use	N04968	State of Georgia - EFT Section	9,439	08/20/09	EFT
Sales & Use	N07173	State of Louisiana Department of Revenue	10,427	08/20/09	EFT
Sales & Use	G00071	State of Maryland	40,997	08/20/09	EFT
Sales & Use	N03002	State of New Jersey	4,953	08/20/09	EFT
Sales & Use	N09884	State of North Carolina Department of Revenue	75,097	08/20/09	EFT
Sales & Use	N06666	State of Rhode Island - Dept. of Revenue	584	08/20/09	EFT
Sales & Use	N07162	State of Tennessee - Department of Revenue	81,326	08/20/09	EFT
Sales & Use	N06853	Texas State Treasurer - Comptroller of Public Acct.	182,357	08/20/09	EFT
Sales & Use	N04328	Wisconsin - Dept of Revenue	72,169	08/20/09	EFT
Sales & Use	N04027	Ohio Dept of Taxation	19,643	08/24/09	EFT
Sales & Use	N07177	South Dakota-Dept. of Revenue	13,931	08/24/09	EFT
Sales & Use	N29437	State of California	298,000	08/24/09	EFT
Sales & Use	G00150	Nebraska Department of Revenue	21,377	08/25/09	EFT
Sales & Use	N29856	State of Kansas - Department of Revenue	13,263	08/25/09	EFT
Sales & Use	N29927	State of Washington - Dept. of Revenue	257,295	08/25/09	EFT
Total Sales & Use			$1,745,057
EXCISE TAX
Total Excise			$—
STATE AND LOCAL INCOME TAX
Total Income tax			$—

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
Baldwin County	AL	Sales & Use	8/20/2009
City & County of Broomfield	CO	Sales	8/20/2009
City & County of Denver	CO	Sales	8/20/2009
City & County of Denver	CO	Use	8/20/2009
City of Aurora	IL	Sales	8/20/2009
City of Birmingham	AL	Sales	8/20/2009
City of Bossier	LA	Sales	8/20/2009
City of Boulder	CO	Sales	8/20/2009
City of Chandler	AZ	Sales	8/20/2009
City of Colorado Springs	CO	Sales	8/20/2009
City of Columbia, Missouri	MO	Sales	8/20/2009
City of Flagstaff	AZ	Sales & Use	8/20/2009
City of Foley	AL	Sales & Use	8/20/2009
City of Fort Collins	CO	Sales & Use	8/20/2009
City of Glendale	AZ	Sales & Use	8/20/2009
City of Lakewood	CO	Sales & Use	8/20/2009
City of Lees Summit	MO	Sales & Use	8/20/2009
City of Littleton	CO	Sales & Use	8/20/2009
City of Lone Tree	CO	Sales & Use	8/20/2009
City of Loveland	CO	Sales	8/20/2009
City of Loveland/PIF	CO	PIF	8/20/2009
City of Loveland/RSF	CO	RSF	8/20/2009
City of New Orleans	LA	Sales	8/20/2009
City of North Bend	WA	Gross Receipts	8/31/2009
City of North Glenn	CO	Sales & Use	8/20/2009
City of Phoenix	AZ	Sales & Use	8/20/2009
City of Pigeon Forge	TN	Gross Receipts	8/20/2009
City of Pigeon Forge	TN	Sales & Use	8/20/2009
City of Scottsdale	AZ	Sales & Use	8/20/2009
City of Tempe	AZ	Sales & Use	8/20/2009
City of Tucson	AZ	Sales & Use	8/20/2009
City of Westminster	CO	Sales & Use	8/20/2009
Country Club Plaza	MO	Sales & Use	8/20/2009
Delaware Division of Revenue	DE	Gross Receipts	8/20/2009
Delaware Division of Revenue	DE	Sales & Use	8/20/2009
Idaho State Tax Commission	ID	Sales	8/20/2009
County of Nez Pierce	ID	Sales	8/20/2009
Jefferson County	LA	Sales	8/20/2009
Jefferson County Education	LA	Education	8/20/2009
Lafayette Parish	LA	Sales	8/20/2009
Marshall County/City of Boaz Trust Tax	AL	Sales	8/20/2009
Meadows TTD	MO	Sales	8/20/2009
Missouri Dept of Revenue	MO	Sales	8/20/2009
Missouri Dept of Revenue	MO	Use	8/20/2009
North Dakota - Tax Comm.	ND	Sales	8/31/2009
Parish of Jefferson	LA	Sales	8/20/2009
State of Nevada	NV	Sales	8/31/2009
State of Wyoming	WY	Sales	8/31/2009
Town of Castle Rock	CO	Sales	8/20/2009
Town of Silverthorne	CO	Sales & Use	8/20/2009

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
Vermont Department of Taxes	VT	Sales	8/25/2009
Wells Fargo Bankwest	CO	Sales	8/20/2009
Maine Revenue Services	MN	Sales	8/17/2009
Alabama Department of Revenue	AL	Sales/EST	8/20/2009
Alabama Department of Revenue	AL	Use	8/20/2009
Arizona Department of Revenue	AZ	Sales	8/20/2009
Commonwealth of Massachusetts	MA	Sales	8/20/2009
Commonwealth of Virginia	VA	Sales	8/20/2009
Florida Dept of Revenue	FL	Use	8/20/2009
Illinois Department of Revenue	IL	Sales & Use	8/20/2009
Indiana Department of Revenue	IN	Sales & Use	8/20/2009
Minnesota Department of Revenue	MN	Sales & Use	8/20/2009
New Mexico Taxation & Revenue Dept.	NM	Sales	8/20/2009
Oklahoma Tax Commission	OK	Sales	8/20/2009
Oklahoma Tax Commission	OK	Use	8/20/2009
Pennsylvania Dept of Revenue	PA	Sales	8/20/2009
South Carolina-Dept. of Revenue	SC	Sales	8/20/2009
State of Arkansas	AR	Sales	8/20/2009
State of Colorado	CO	Sales & Use	8/20/2009
State of Connecticut	CT	Sales	8/31/2009
State of Georgia	GA	Use/EST	8/20/2009
State of Kentucky	KY	Sales	8/20/2009
State of Louisiana Department of Revenue	LA	Sales	8/20/2009
State of Maryland	MD	Sales & Use	8/20/2009
State of New Jersey	NJ	Sales	8/20/2009
State of North Carolina Department of Revenue	NC	Sales/EST	40045
State of Rhode Island - Dept. of Revenue	RI	Sales	8/20/2009
State of Tennessee - Department of Revenue	TN	Sales	8/20/2009
State of Utah	UT	Sales	8/31/2009
Michigan	MI	Sales	8/17/2009
Texas State Treasurer - Comptroller of Public Acct.	TX	Sales	8/20/2009
Wisconsin - Dept of Revenue	WI	Sales	8/20/2009
Ohio Dept of Taxation	OH	Sales	8/24/2009
South Dakota-Dept. of Revenue	SD	Sales	8/24/2009
State of California	CA	Sales	8/24/2009
Nebraska Department of Revenue	NE	Sales	8/25/2009
State of Kansas - Department of Revenue	KS	Sales	8/25/2009
State of Washington - Dept. of Revenue	WA	Gross Receipts	8/25/2009
State of Washington - Dept. of Revenue	WA	Sales	8/25/2009
GST Tax	Canada	HST/GST	8/31/2009
British Columbia	Canada	PST	8/17/2009
Manitoba	Canada	PST	8/20/2009
Ontario	Canada	PST	8/20/2009
Saskatchewan	Canada	PST	8/20/2009

In re:	Amargosa, Inc.	Case No.: 09-12100
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$15,672,749
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Amounts sold	15,672,749

Total Accounts Receivable at the end of the reporting period	—

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91 + days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—

Accounts Receivable (Net)	—

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1)	See footnotes to this report

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-la	No	Note 2
Schedule of Professional Fees Paid	MOR-1b	No	Note 2
Copies of bank statements		No	Note 3
Cash disbursements journals		No	Note 3
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Note 3
Copies of tax returns filed during reporting period		No	Note 3
Summary of Unpaid Post-Petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	No	Note 3
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3)	Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited Liability company.

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$3,191,224
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	595,014
Selling, General and Administrative Expenses	—	2,584,451

Operating Income	—	11,759

OTHER INCOME AND EXPENSES
Interest Expense	—	—
Other Income (Expense), Net	—	—

Net Profit (Loss) Before Reorganization Items	—	11,759

REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	21,897,578	21,897,578
Other Reorganization Expenses	(2,275,250)	(2,275,250)
Total Reorganization Expenses	19,622,328	19,622,328
Income Taxes	—	—

Net Profit (Loss)	$(19,622,328)	$(19,610,569)

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$598,000
Accounts Receivable (Net)	—	124,000
Inventories	—	—
Prepaid Expenses	—	540,000
Professional Retainers	—	—
TOTAL CURRENT ASSETS	—	1,262,000
PROPERTY AND EQUIPMENT
Property and Equipment	—	51,326,000 |
OTHER ASSETS
Other Assets (see attached schedule)	37,961,973	8,626,000
TOTAL OTHER ASSETS	37,961,973	8,626,000

TOTAL ASSETS	$37,961,973	$61,214,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$131,000
Taxes Payable	930,570	954,000
Wages Payable	—	3,127,000
Rent / Leases - Building/Equipment	—	—
Professional Fees	—	—
Secured Debt / Adequate Protection Payments	—	—
Other Post-Petition Liabilities (see attached schedule)	146,019	499,000
TOTAL POST-PETITION LIABILITIES	1,076,589	4,711,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	—	—
Priority Debt	—	—
Unsecured Debt	237,839	246,000
TOTAL PRE-PETITION LIABILITIES	237,839	246,000
TOTAL LIABILITIES	1,314,428	4,957,000 |
OWNER EQUITY
Capital Stock	1,000	1,000
Retained Earnings - Pre-Petition	(11,755)	(12,000)
Retained Earnings - Post-Petition	(19,610,569)	—
Additional Paid-In Capital	56,268,869	56,268,000
NET OWNER EQUITY	36,647,544	56,257,000

TOTAL LIABILITIES AND OWNERS’ EQUITY	$37,961,973	$61,214,000

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Intercompany receivables from affiliates	$37,961,973	$8,626,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES
Bank overdraft	$—	$277,000
Accrued expenses	146,019	222,000

	146,019	499,000

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-4: STATUS OF POST-PETITION TAXES

	Beginning Tax Liability	Amount Withhold or Accrued	Amount PAID	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding	$42,753	$(42,753)	$—	N/A	N/A	$—
FICA-Employee	35,021	(35,021)	—	N/A	N/A	—
HCA-Employer	35,021	(35,021)	—	N/A	N/A	—
Unemployment	147	(147)	—	N/A	N/A	—
Income tax (1)	—	—	—	N/A	N/A	—
Savings Bond	35	(35)	—	N/A	N/A	—

Total Federal Taxes	$112,977	$(112,977)	$—			$—

STATE AND LOCAL
Withholding	$22,575	$(22,575)	$—	N/A	N/A	$—
Sales & Use	—	—	—	N/A	N/A	—
Excise	—	—	—	N/A	N/A	—
Unemployment	934	(934)	—	N/A	N/A	—
Real Property	930,570	—	—	N/A	N/A	930,570
Personal Property	—	—	—	N/A	N/A	—
Income tax (1)	—	—	—	N/A	N/A	—

Total State and Local Taxes	$954,079	$(23,509)	$—			$930,570

Notes:

(1)	Gobi Fulfillment Services, Inc. income taxes paid out of Amargosa, Inc.

Sales and use tax returns have been filed in accordance with the Company’s tax payment schedule (See attached Schedule MOR4-B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

/s/ BRENT I. KUGMAN	Brent I. Kugman
Authorized Representative	Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

	NUMBER OF DAYS PAST DUE
	Current	0-30	31-60	61-90	Over 90	Total
Accrued Expenses	$146,019	$—	$—	$—	$—	$146,019
Taxes Payable	930,570	—	—	—	—	930,570

Total Post-Petition Debts	$1,076,589	$—	$—	$—	$—	$1,076,589

In re:	Gobi Fulfillment Services, Inc.	Case No.: 09-12101
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$124,494
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Amounts sold	124,494

Total Accounts Receivable at the end of the reporting period	—

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—

Accounts Receivable (Net)	—

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

(1)	See footnotes to this report.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-la	No	Note 2
Schedule of Professional Fees Paid	MOR-lb	No	Note 2
Copies of bank statements		No	Note 2
Cash disbursements journals		No	Note 2
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2
Listing of aged accounts payable	MOR-4	No	Note 2
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$1,119,562
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	—
Selling, General and Administrative Expenses	—	193,930

Operating Income	—	925,632

OTHER INCOME AND EXPENSES
Interest Expense	—	—
Other Income (Expense), Net (see attached schedule)	—	1,003,010

Net Profit (Loss) Before Reorganization Items	—	1,928,642

REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Estimated Claims Adjustments	—	—
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	—	—
Other Reorganization Expenses	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—

Net Profit (Loss)	$—	$1,928,642

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

	Current Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY
Other Income
Interest Income on Intercompany Receivable	$—	$1,003,010

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$(5,167)
Accounts Receivable (Net)	—	1,565,000
Inventories	—	—
Prepaid Expenses	—	—
Professional Retainers	—	—

TOTAL CURRENT ASSETS	—	1,559,833

PROPERTY AND EQUIPMENT
Property and Equipment	—	—
OTHER ASSETS
Other Assets (see attached schedule)	66,550,054	63,061,167

TOTAL OTHER ASSETS	66,550,054	63,061,167

TOTAL ASSETS	$66,550,054	$64,621,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$—
Taxes Payable	—	—
Wages Payable	—	—
Rent / Leases - Building/Equipment	—	—
Professional Fees	—	—
Secured Debt / Adequate Protection Payments	—	—
Other Post-Petition Liabilities	—	—

TOTAL POST-PETITION LIABILITIES	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	—	—
Priority Debt	—	—
Unsecured Debt	—	—

TOTAL PRE-PETITION LIABILITIES	—	—

TOTAL LIABILITIES	—	—

OWNER EQUITY
Additional Paid-In Capital	5,247,398	5,247,000
Retained Earnings - Pre-Petition	59,374,014	59,374,000
Retained Earnings - Post-Petition	1,928,642	—

NET OWNER EQUITY	66,550,054	64,621,000

TOTAL LIABILITIES AND OWNERS’ EQUITY	$66,550,054	$64,621,000

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Intercompany receivables from affiliates	$66,550,054	$63,061,167

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES

In re:	Arabian Diversified Sales, LLC.	Case No.: 09-12103
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$818,394
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Amounts sold	818,394
Total Accounts Receivable at the end of the reporting period	—

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91 + days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	—

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1)	See footnotes to this report.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Gibson Services, LLC.	Case No. : 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-1a	No	Note 2
Schedule of Professional Fees Paid	MOR-1b	No	Note 2
Copies of bank statements		No	Note 2
Cash disbursements journals		No	Note 2
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Post-Petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	No	Note 3
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3)	Due to system constraints and/or the volume of records. UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT 1. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$—
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	—
Selling, General and Administrative Expenses	—	33,575

Operating Income	—	(33,575)

OTHER INCOME AND EXPENSES
Other Income (Expense), Net (see attached schedule)	—	245,027
Interest Expense	—	—

Net Profit (Loss) Before Reorganization Items	—	211,451

REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	(12,516,082)	(12,516,082)
Other Reorganization Expenses	—	—
Total Reorganization Expenses	(12,516,082)	(12,516,082)
Income Taxes	—	—

Net Profit (Loss)	$12,516,082	$12,727,533

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

	Current Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY
Other Income
Interest income on intercompany receivable	$—	$245,027

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$—
Accounts Receivable (Net)	—	—
Inventories	—	—
Prepaid Expenses	—	—
Professional Retainers	—	—

TOTAL CURRENT ASSETS	—	—

PROPERTY AND EQUIPMENT
Property and Equipment	—	—
OTHER ASSETS
Other Assets (see attached schedule)	—	13,783,000

TOTAL OTHER ASSETS	—	13,783,000

TOTAL ASSETS	$—	$13,783,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$—
Taxes Payable	—	—
Wages Payable	—	—
Rent / Leases - Building/Equipment	—	—
Professional Fees	—	—
Secured Debt / Adequate Protection Payments	—	—

Other Post-Petition Liabilities (see attached schedule)	1,707,872	28,218,000

TOTAL POST-PETITION LIABILITIES	1,707,872	28,218,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	—	—
Priority Debt	—	—
Unsecured Debt	—	—

TOTAL PRE-PETITION LIABILITIES	—	—

TOTAL LIABILITIES	1,707,872	28,218,000

OWNER EQUITY
Additional Paid-In Capital	(33,671,405)	(33,671,000)
Retained Earnings - Pre-Petition	19,236,000	19,236,000
Retained Earnings - Post-Petition	12,727,533	—

NET OWNER EQUITY	(1,707,872)	(14,435,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$(0)	$13,783,000

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Intercompany receivables from affiliates	$—	$13,783,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES
Intercompany payables to affiliates	$1,707,872	$—

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

	NUMBER OF DAYS PAST DUE
	Current	0-30	31-60	61-90	Over 90	Total
Intercompany payables to affiliates	1,707,872					1,707,872

Total Post-Petition Debts	$1,707,872	$—	$—	$—	$—	$1,707,872

In re:	Gibson Services, LLC.	Case No.: 09-12104
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1)	See footnotes to this report

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-1a	No	Note 2
Schedule of Professional Fees Paid	MOR-1b	No	Note 2
Copies of bank statements		No	Note 2
Cash disbursements journals		No	Note 2
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2
Listing of aged accounts payable	MOR-4	No	Note 2
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$919,101
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	—
Selling, General and Administrative Expenses	—	47,599

Operating Income	—	871,501

OTHER INCOME AND EXPENSES
Other Income (Expense), Net (see attached schedule)	—	710,688
Interest Expense	—	—

Net Profit (Loss) Before Reorganization Items	—	1,582,190

REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	—	—
Other Reorganization Expenses	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—

Net Profit (Loss)	$—	$1,582,190

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

	Current Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY
Other Income
Interest income on intercompany receivable	$—	$710,688

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$—
Accounts Receivable (Net)	—	1,079,000
Inventories	—	—
Prepaid Expenses	—	—
Professional Retainers	—	—

TOTAL CURRENT ASSETS	—	1,079,000

PROPERTY AND EQUIPMENT
Property and Equipment	—	—
OTHER ASSETS
Other Assets (see attached schedule)	43,811,010	41,150,000

TOTAL OTHER ASSETS	43,811,010	41,150,000

TOTAL ASSETS	$43,811,010	$42,229,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$—
Taxes Payable	—	—
Wages Payable	—	—
Rent / Leases - Building/Equipment	—	—
Professional Fees	—	—
Secured Debt / Adequate Protection Payments	—	—
Other Post-Petition Liabilities	—	—

TOTAL POST-PETITION LIABILITIES	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	—	—
Priority Debt	—	—
Unsecured Debt	—	—

TOTAL PRE-PETITION LIABILITIES	—	—

TOTAL LIABILITIES	—	—

OWNER EQUITY
Additional Paid-In Capital	2,860,820	2,861,000
Retained Earnings - Pre-Petition	39,368,000	39,368,000
Retained Earnings - Post-Petition	1,582,190	—
NET OWNER EQUITY	43,811,010	42,229,000

TOTAL LIABILITIES AND OWNERS’ EQUITY	$43,811,010	$42,229,000

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Intercompany receivables from affiliates	$43,811,010	$41,150,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES

In re:	Karakum International Development, LLC.	Case No.: 09-12105
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$324,173
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Amounts sold	324,173

Total Accounts Receivable at the end of the reporting period	—

Accounts Receivable Aging	Amount
0 - 30 days old	—
31- 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—

Accounts Receivable (Net)	—

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1)	See footnotes to this report.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Simpson Information Technology, LLC	Case No.: 09-12106
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-1a	No	Note 1
Schedule of Professional Fees Paid	MOR-1b	No	Note 1
Copies of bank statements		No	Note 1
Cash disbursements journals		No	Note 1
Statement of Operations	MOR-2	No	Note 1
Balance Sheet	MOR-3	No	Note 1
Status of Post-Petition Taxes	MOR-4	No	Note 1
Copies of IRS Form 6123 or payment receipt		No	Note 1
Copies of tax returns filed during reporting period		No	Note 1
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1
Listing of aged accounts payable	MOR-4	No	Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1
Debtor Questionnaire	MOR-5	No	Note 1

Notes:

(1)	Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors’ general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Sandy Financial Services Acceptance Corporation	Case No.: 09-12107
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-1a	No	Note 1
Schedule of Professional Fees Paid	MOR-1b	No	Note 1
Copies of bank statements		No	Note 1
Cash disbursements journals		No	Note 1
Statement of Operations	MOR-2	No	Note 1
Balance Sheet	MOR-3	No	Note 1
Status of Post-Petition Taxes	MOR-4	No	Note 1
Copies of IRS Form 6123 or payment receipt		No	Note 1
Copies of tax returns filed during reporting period		No	Note 1
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1
Listing of aged accounts payable	MOR-4	No	Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1
Debtor Questionnaire	MOR-5	No	Note 1

Notes:

(1)	Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	No	Note 2
Copies of bank statements		No	Note 3
Cash disbursements journals		No	Note 2
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-Petition Taxes	MOR-4	No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2
Listing of aged accounts payable	MOR-4	No	Note 2
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2
Debtor Questionnaire	MOR-5	Yes

Notes:

(1)	Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3)	Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ BRENT I. KUGMAN	9/25/09
Signature of Authorized Individual*	Date

Brent I. Kugman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
Deutsche Bank Trust (1)	SAC Spiegel Trust	XXXXXXXX000.1	$314,286

(1)	Amount is included in Other Assets on MOR-3; Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

/s/ BRENT I. KUGMAN	Brent I. Kugman
Authorized Representative	Printed Name of Authorized Representative

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES
Net Revenue	$—	$—
OPERATING EXPENSES
Cost of Goods Sold, Including Buying and Occupancy	—	—
Selling, General and Administrative Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other Income (Expense), Net	—	—
Interest Expense	—	—

Net Profit (Loss) Before Reorganization Items	—	—

REORGANIZATION ITEMS
Professional Fees	—	—
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11	—	—
Loss / (Gain) from Sale of Equipment	—	—
Other Reorganization Expenses	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—

Net Profit (Loss)	$—	$—

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$201,583
Accounts Receivable (Net)	—	—
Inventories	—	—
Prepaid Expenses	—	—
Professional Retainers	—	—

TOTAL CURRENT ASSETS	—	201,583

PROPERTY AND EQUIPMENT
Property and Equipment	—	—
OTHER ASSETS
Other Assets (see attached schedule)	180,887,923	180,686,417

TOTAL OTHER ASSETS	180,887,923	180,686,417

TOTAL ASSETS	$180,887,923	$180,888,000

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	$—	$—
Taxes Payable	—	—
Wages Payable	—	—
Rent / Leases - Building/Equipment	—	—
Professional Fees	—	—
Secured Debt / Adequate Protection Payments	—	—
Other Post-Petition Liabilities	—	—

TOTAL POST-PETITION LIABILITIES	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt / Adequate Protection Payments	—	—
Priority Debt	—	—
Unsecured Debt	—	—

TOTAL PRE-PETITION LIABILITIES	—	—

TOTAL LIABILITIES	—	—

OWNER EQUITY
Capital Stock	100,000	100,000
Additional Paid-In Capital	—	—
Retained Earnings - Pre-Petition	180,787,923	180,788,000
Retained Earnings - Post-Petition	—
NET OWNER EQUITY	180,887,923	180,888,000

TOTAL LIABILITIES AND OWNERS’ EQUITY	$180,887,923	$180,888,000

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
OTHER CURRENT ASSETS

OTHER ASSETS
Intercompany receivables from affiliates	$180,567,503	$180,366,417
Deposit related to sold financing receivables	320,420	320,000

	180,887,923	180,686,417

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
OTHER POST-PETITION LIABILITIES

In re:	Sonoran Acceptance Corporation	Case No.: 09-12108
	Debtor	Reporting Period: August 2 - August 29, 2009

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (1)	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

(1)	See footnotes to this report.